UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5689

DWS Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Multi-Market Income Trust

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect a custodian fee reduction. Without this fee reduction, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/07
DWS Multi-Market Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	5.06%	14.02%	14.91%	14.08%	9.42%
Based on Market Price(a)	-1.89%	10.39%	17.07%	13.45%	9.56%
Credit Suisse High Yield Index(b)	6.53%	13.21%	10.16%	11.39%	7.17%
Blended Index(b)	3.64%	10.14%	8.08%	8.93%	7.19%
Lipper Closed-End General Bond Funds Category(c)	2.94%	9.89%	8.21%	8.97%	6.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Blended Index consists of the returns for the Credit Suisse High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), and the J.P. Morgan Emerging Markets Bond Index Plus (10%). Lehman Brothers Treasury Index is an unmanaged, unleveraged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The Blended Index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 5/31/07	As of 11/30/06
Net Asset Value	$ 10.21	$ 10.09
Market Price	$ 10.14	$ 10.73

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/07: Income Dividends	$ .39
May Income Dividend	$ .0650
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/07+	7.64%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/07+	7.69%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End General Bond Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	1	of	10	10
3-Year	1	of	10	10
5-Year	1	of	10	10
10-Year	2	of	8	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gary Sullivan and Portfolio Manager Bill Chepolis discuss market conditions and DWS Multi-Market Income Trust's investment strategy during the semiannual period ended May 31, 2007.

Q: How did the fund perform over the six-month period ended May 31, 2007?

A: The fund provided a total return of 5.06% based on net asset value (NAV). In comparison, the funds in its Lipper peer group, the Closed-End General Bond Funds Category, produced an average return of 2.94%, while the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Credit Suisse High Yield Index returned 3.46% and 6.53%, respectively.1 The fund is the top performer within its Lipper peer group for the one-, three- and five-year periods ended May 31, 2007, and it ranks second for the 10-year interval ended May 31, 2007.2 The May 31, 2007 NAV per share was $10.21, compared with $10.09 six months ago.

1 The JP Morgan EMBI Global Diversified Index is an unmanaged, unleveraged, uniquely weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Lipper Closed-End General Bond Funds Category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.
2 Source: Lipper Inc. as of May 31, 2007. The fund ranked 1, 1, 1 and 2 for the 1-, 3- , 5- and 10-year periods as of May 31, 2007. There were 10, 10, 10 and 8 funds, respectively, in Lipper's Closed-End General Bond Funds category.

The fund's return based on the market price of shares quoted on the New York Stock Exchange was -1.89% for the semiannual period. The fund's shares closed the period at $10.14 compared with $10.73 six months ago. The market price discount of the shares, as a percentage of NAV, was approximately 1% on May 31, 2007. In comparison, the fund's shares traded at a premium of 6% six months ago. (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.)

During the semiannual period, the Fund completed a rights offering. Shareholders were issued one non-transferable right for each share owned. The rights entitled the shareholders to purchase one new common share for every three rights held at the subscription price of $10.31. The purpose of the offer was to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objective. Net proceeds were approximately $37 million after deduction of expenses.

The fund maintained a leverage position throughout the period. At the close of the period, the portfolio was approximately 19% leveraged, meaning that the fund borrowed against approximately $58 million of total portfolio assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates and then invests the proceeds in longer-term securities.3 We will continue to closely evaluate the fund's use of leverage.

3 Commercial paper is issued by a corporation to finance its short-term credit needs. Maturities typically range from 2 to 270 days and is typically issued by companies with high credit ratings.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: Conditions over the six-month period were generally negative for US Treasuries. The US Federal Reserve Board (the Fed) left the overnight federal funds rate at 5.25% for the entire period, but noted that controlling inflation remained its primary focus. The yield on the 10-year US Treasury note ended the period at 4.92%, up from its level of 4.62% six months earlier. This increase, which reflects falling prices, was the result of investors becoming less confident that the Fed would cut rates in the near future. Treasuries posted a return of 0.22% for the period, as measured by the Lehman Brothers US Treasury Index.4

4 Lehman Brothers US Treasury Index is an unmanaged, unleveraged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Despite these developments, the investment backdrop remained broadly positive for the high-yield and emerging-markets debt markets. Both asset classes exhibited a firm tone as the solid fundamental underpinnings of the two asset classes remained in place. High yield was helped by a strong economy and low defaults, resulting in high-yield spreads narrowing approximately 79 basis points (.79 percentage points) during the period. At the close of the period, the high-yield spread stood at 271 basis points, near historic lows, compared with 350 basis points six months ago.5 Meanwhile, emerging-markets debt securities continued to be supported by high commodity prices, a generally stable political backdrop and continued improvements in the underlying fundamentals of the asset class. The yield spread of emerging markets relative to Treasuries ended the period at 166 basis points, versus 209 basis points on November 30, 2006.6

5 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to May 31, 2007. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds.
6 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JP Morgan EMBI Global Diverified from December 31, 1997 to May 31, 2007.

Q: How did the fund's sector allocations and country selection affect performance?

A: The fund maintained overweight exposures in both high yield and emerging-markets bonds, and this positioning was one of the larger contributors to relative performance.7 Throughout the period, we viewed yield spreads in both asset classes as providing attractive value. This view, coupled with our opinion that fundamentals in both high-yield and emerging-markets debt remained sound, led us to keep our overweight to both of these asset classes.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you comment on developments in the emerging markets over the period?

A: Emerging markets continued to perform well during the past six months on the strength of investors' continued appetite for risk. The emerging-markets debt universe can be roughly divided into two groups: relatively low-risk countries whose issues trade at a spread of less than 100 basis points versus Treasuries, and higher-risk, higher-spread issuers. Our focus has been on the latter group, which helped performance during the past six months. Concurrently, the fund's underweights in lower-risk, lower-yield countries such as Poland, Bulgaria and Chile also boosted its return relative to the emerging-markets benchmark. Other favorable elements of the fund's positioning included an overweight in Turkey, a zero weighting in Lebanon and Iraq, and our decision to hold bonds denominated in local currencies in both Brazil and Malaysia.8

8 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

Our decision late in 2006 to sell the fund's entire position in Ecuador, which was based on the uncertainty that the country's new government would default on its debt, detracted from returns given that Ecuador's bonds outperformed during the semiannual period. An overweight in Argentina also weighed on relative performance, but we mitigated this to some extent by holding a position in a less volatile floating-rate note.9 Also detracting were the fund's holdings in Venezuela, where concerns about the political backdrop dampened investor sentiment.

9 Floating-rate notes tend to outperform when interest rates are rising.

Q: How did the fund's positioning in high yield affect performance?

A: Given the fund's bottom-up approach, individual security performance is typically the primary driver of its return in this portion of the fund. Top contributors to performance included the fund's positions in Young Broadcasting, Inc., which benefited from a better outlook for the broadcasting sector overall; and Wolverine Tube, Inc., whose credit quality improved following its announcement of a recapitalization plan designed to strengthen its balance sheet, reduce its financing costs and enhance its overall capital structure. Also benefiting performance were the fund's holdings in Resorts International* and Celanese Corp.*, both of which refinanced a portion of their existing debt. This involved the two companies retiring their bonds — which the fund held — by buying them back at a premium during the period.

* As of May 31, 2007, the positions were sold.

Our outperformance relative to the high-yield benchmark was reduced by the strong performance of two benchmark components the fund did not own: the distressed securities of Calpine Corp. and Adelphia Communications Corp. Similarly, an underweight in the newly issued bonds of Freeport-McMoran Copper & Gold Inc., which it issued to fund the purchase of its competitor Phelps Dodge, dampened relative performance when the bonds traded higher by five points. Also detracting was an overweight position in the bonds of the homebuilder K. Hovanian Enterprises, Inc., which was hurt by concerns about the housing slowdown. Still, performance was helped by the portfolio's underweight position in the home-building sector as a whole. The fund's holding in French Lick Resorts & Casinos lost ground following the company's announcement that the opening of a new resort would be delayed. We view this as a short-term problem, and we continue to hold the bond in the portfolio on the view that it offers a favorable risk/reward profile. Finally, the fund's relative performance was hurt by having no exposure to the airlines sector, a group that performed very well during the past six months.

Q: What is your current assessment of the fixed-income environment?

A: The near-term prospects of the economy look good as global and US economic growth is relatively stable. However, we remain somewhat cautious on overall inflation mainly because of the impact of high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. As a result, we remain positioned somewhat conservatively with respect to the fund's duration and interest rate exposure in the United States. Still, we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

We anticipate that the fund will maintain a slightly elevated overall credit quality. The yield advantage provided by both high-yield and emerging-markets issues has been relatively narrow measured by their historical long-term averages. Despite these narrower yield spreads, the fundamentals of high yield and emerging-markets debt remain sound, and both asset classes continue to offer a yield advantage over US, foreign government and corporate securities. Therefore, we will continue to opportunistically add to, or subtract from, the fund's exposures in these asset classes in an effort to enhance yield and deliver strong risk-adjusted returns.

Going forward, we will continue to monitor the global economy as well as the relative value provided by sovereign, emerging markets and high-yield issuers. We believe that DWS Multi-Market Income Trust remains an attractive vehicle for investors seeking high current income from a broad-based, actively managed portfolio of bonds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/07	11/30/06

Corporate Bonds	54%	51%
Government & Agency Obligations	45%	41%
Loan Participations	1%	—
Cash Equivalents	—	8%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/07	11/30/06

Emerging Market Sovereign Bonds	45%	44%
Consumer Discretionary	12%	14%
Financials	9%	7%
Energy	8%	8%
Industrials	6%	5%
Materials	6%	7%
Telecommunication Services	6%	4%
Utilities	4%	6%
Information Technology	2%	2%
Health Care	1%	1%
Consumer Staples	1%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/07	11/30/06

US Government and Agency	—	1%
A	3%	3%
BBB	8%	9%
BB	35%	28%
B	39%	39%
Below B	13%	11%
Not Rated	2%	9%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/07	11/30/06

Average Maturity	10.7 years	10.6 years
Duration	6.7 years	6.5 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 65.2%
Consumer Discretionary 14.2%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	182,645	202,736
Affinia Group, Inc., 9.0%, 11/30/2014	420,000	426,300
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	625,000	645,312
American Achievement Corp., 8.25%, 4/1/2012	110,000	112,750
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	165,000	161,906
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	255,000	255,000
8.0%, 3/15/2014	165,000	168,713
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	180,000	189,900
Buffets, Inc., 12.5%, 11/1/2014	170,000	173,400
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	250,000	260,000
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	115,000	121,756
Caesars Entertainment, Inc., 8.875%, 9/15/2008	240,000	247,500
Charter Communications Holdings LLC:
10.25%, 9/15/2010	1,180,000	1,256,700
Series B, 10.25%, 9/15/2010	420,000	446,250
11.0%, 10/1/2015	1,246,000	1,355,025
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	150,000	202,589
Claire's Stores, Inc.:
144A, 9.25%, 6/1/2015	205,000	203,206
144A, 10.5%, 6/1/2017 (b)	245,000	239,794
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	85,000	124,236
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	315,000	296,100
CSC Holdings, Inc.:
7.25%, 7/15/2008	190,000	192,375
7.875%, 12/15/2007	555,000	561,244
Series B, 8.125%, 7/15/2009 (b)	65,000	67,356
Series B, 8.125%, 8/15/2009 (b)	70,000	72,538
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	80,000	85,200
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,531,000	1,661,135
Dollarama Group LP, 144A, 11.12%**, 8/15/2012	180,000	181,350
EchoStar DBS Corp.:
6.625%, 10/1/2014	355,000	355,000
7.125%, 2/1/2016	275,000	282,219
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015 (f)	350,000	360,500
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	71,050
Ford Motor Co., 7.45%, 7/16/2031 (b)	250,000	205,625
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014 (b)	750,000	633,750
General Motors Corp.:
7.2%, 1/15/2011 (b)	610,000	585,600
7.4%, 9/1/2025 (b)	225,000	191,813
8.375%, 7/15/2033 (b)	600,000	558,000
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,190,000	1,300,075
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015 (b)	220,000	222,750
Gregg Appliances, Inc., 9.0%, 2/1/2013 (b)	125,000	134,063
Group 1 Automotive, Inc., 8.25%, 8/15/2013	125,000	129,688
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	370,000	383,875
Hertz Corp.:
8.875%, 1/1/2014	595,000	640,369
10.5%, 1/1/2016 (b)	135,000	152,381
ION Media Networks, Inc., 144A, 11.606%**, 1/15/2013	195,000	203,287
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	830,000	821,700
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	455,000	474,337
Jarden Corp., 7.5%, 5/1/2017	290,000	295,800
Kabel Deutschland GmbH, 10.625%, 7/1/2014	170,000	190,400
Liberty Media LLC:
5.7%, 5/15/2013	35,000	33,051
8.25%, 2/1/2030	320,000	317,200
8.5%, 7/15/2029 (b)	420,000	425,775
Majestic Star Casino LLC, 9.5%, 10/15/2010	40,000	42,000
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	25,000	25,938
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	110,000	117,425
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	165,000	177,375
11.0%, 6/15/2012 (b)	75,000	77,063
MGM MIRAGE:
6.75%, 9/1/2012	105,000	103,950
8.375%, 2/1/2011 (b)	225,000	235,125
9.75%, 6/1/2007	325,000	325,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	345,000	360,956
NCL Corp., 10.625%, 7/15/2014	75,000	73,125
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	680,000	634,100
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	260,000	275,600
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	110,000	123,750
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,265,000	1,309,275
PRIMEDIA, Inc., 8.875%, 5/15/2011	215,000	221,450
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	205,000	217,300
Quiksilver, Inc., 6.875%, 4/15/2015	320,000	311,600
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	160,000	157,800
Sabre Holdings Corp., 8.35%, 3/15/2016	225,000	212,062
Sbarro, Inc., 144A, 10.375%, 2/1/2015	145,000	150,075
Seminole Hard Rock Entertainment, Inc., 144A, 7.848%**, 3/15/2014	290,000	297,250
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	515,000	439,037
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	111,000	115,440
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	575,000	576,437
Six Flags, Inc., 9.75%, 4/15/2013	570,000	555,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	125,000	131,094
Station Casinos, Inc., 6.5%, 2/1/2014	325,000	301,031
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,229,000	1,170,622
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	260,000	274,300
Toys "R" Us, Inc., 7.375%, 10/15/2018	565,000	497,200
Travelport LLC:
144A, 9.875%, 9/1/2014	105,000	113,138
144A, 9.985%**, 9/1/2014	185,000	191,937
144A, 11.875%, 9/1/2016 (b)	105,000	118,388
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	460,000	470,925
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014 (b)	335,000	335,419
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	620,000	626,200
United Components, Inc., 9.375%, 6/15/2013	45,000	46,688
Unity Media GmbH, 144A, 10.375%, 2/15/2015	165,000	175,931
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK) (b)	615,000	636,525
Vitro, SAB de CV:
144A, 8.625%, 2/1/2012	165,000	170,775
144A, 9.125%, 2/1/2017	325,000	340,844
Series A, 11.75%, 11/1/2013	80,000	89,000
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,300,000	1,322,750
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	1,080,000	1,085,400
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,005,000	982,387
		35,094,116
Consumer Staples 2.0%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	125,000	128,750
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	380,000	393,300
Constellation Brands, Inc., 144A, 7.25%, 5/15/2017	200,000	201,250
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	215,000	209,625
Delhaize America, Inc.:
8.05%, 4/15/2027	65,000	68,618
9.0%, 4/15/2031	720,000	891,151
General Nutrition Centers, Inc., 144A, 9.796%**, 3/15/2014 (PIK)	240,000	241,200
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	260,000	263,900
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	555,000	556,388
Pilgrim's Pride Corp., 7.625%, 5/1/2015	105,000	107,888
Rite Aid Corp.:
7.5%, 3/1/2017	355,000	354,112
144A, 9.5%, 6/15/2017 (f)	260,000	261,300
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	130,000	178,857
Viskase Companies, Inc., 11.5%, 6/15/2011	1,015,000	1,030,225
		4,886,564
Energy 9.6%
Belden & Blake Corp., 8.75%, 7/15/2012	910,000	937,300
Chaparral Energy, Inc., 8.5%, 12/1/2015	290,000	290,725
Chesapeake Energy Corp.:
6.25%, 1/15/2018	160,000	158,800
6.875%, 1/15/2016	795,000	806,925
7.75%, 1/15/2015 (b)	90,000	93,825
Cimarex Energy Co., 7.125%, 5/1/2017	180,000	182,250
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	370,000	384,800
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	550,000	497,750
Denbury Resources, Inc., 7.5%, 12/15/2015	75,000	77,250
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	75,000	75,281
7.625%, 10/15/2026	90,000	86,850
144A, 7.75%, 6/1/2019	385,000	381,150
8.375%, 5/1/2016	455,000	472,631
Edison Mission Energy, 144A, 7.0%, 5/15/2017	370,000	368,613
El Paso Production Holding Co., 7.75%, 6/1/2013	445,000	470,127
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	155,000	157,131
Frontier Oil Corp., 6.625%, 10/1/2011	150,000	149,625
Gaz Capital (Gazprom), 144A, 6.51%, 3/7/2022	1,285,000	1,307,488
Mariner Energy, Inc., 8.0%, 5/15/2017	140,000	142,800
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	250,000	265,625
Peabody Energy Corp., 7.375%, 11/1/2016	165,000	174,694
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	1,395,000	1,542,870
8.0%, 11/15/2011	3,480,000	3,810,600
9.5%, 9/15/2027	2,665,000	3,684,362
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	620,000	750,140
Plains Exploration & Production Co., 7.0%, 3/15/2017 (b)	105,000	104,475
Quicksilver Resources, Inc., 7.125%, 4/1/2016	160,000	158,800
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	102,125
144A, 7.5%, 11/30/2016	685,000	702,125
Secunda International Ltd., 13.356%**, 9/1/2012	295,000	305,325
Stone Energy Corp.:
6.75%, 12/15/2014	605,000	571,725
144A, 8.106%**, 7/15/2010	595,000	595,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	180,000	203,254
Tesoro Corp., 144A, 6.5%, 6/1/2017	325,000	325,406
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	345,000	328,613
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	170,000	169,363
Whiting Petroleum Corp., 7.0%, 2/1/2014	75,000	72,750
Williams Companies, Inc.:
8.125%, 3/15/2012	1,250,000	1,360,937
8.75%, 3/15/2032	1,205,000	1,433,950
Williams Partners LP, 7.25%, 2/1/2017	175,000	185,500
		23,888,960
Financials 9.7%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	225,000	238,654
Ashton Woods USA LLC, 9.5%, 10/1/2015	625,000	590,625
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	125,000	128,594
CEVA Group PLC:
144A, 8.5%, 12/1/2014 EUR	170,000	233,318
144A, 10.0%, 12/1/2016 EUR	105,000	148,347
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,030,000	1,169,050
Doral Financial Corp., 6.188%**, 7/20/2007	45,000	44,101
E*TRADE Financial Corp.:
7.375%, 9/15/2013	180,000	187,425
7.875%, 12/1/2015 (b)	140,000	150,850
8.0%, 6/15/2011	1,300,000	1,363,375
Ford Motor Credit Co. LLC:
7.25%, 10/25/2011	1,635,000	1,608,680
7.375%, 10/28/2009	2,760,000	2,769,605
7.8%, 6/1/2012	210,000	208,970
7.875%, 6/15/2010	805,000	812,763
8.0%, 12/15/2016 (b)	100,000	99,261
8.105%**, 1/13/2012 (b)	165,000	165,804
GMAC LLC:
6.875%, 9/15/2011	3,500,000	3,526,397
8.0%, 11/1/2031	1,525,000	1,675,370
Hawker Beechcraft Acquisition Co. LLC:
144A, 8.5%, 4/1/2015	385,000	406,175
144A, 8.875%, 4/1/2015 (PIK)	335,000	353,425
144A, 9.75%, 4/1/2017 (b)	200,000	214,000
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	160,000	172,400
Idearc, Inc., 144A, 8.0%, 11/15/2016	1,235,000	1,279,769
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	200,000	192,000
iPayment, Inc., 9.75%, 5/15/2014	225,000	231,187
K&F Acquisition, Inc., 7.75%, 11/15/2014	70,000	74,550
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	195,000	198,900
144A, 10.0%, 5/1/2015	315,000	322,875
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	200,000	204,000
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	200,000	168,000
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	190,000	190,237
144A, 7.0%, 5/1/2017	175,000	176,312
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015	185,000	187,775
144A, 10.625%, 4/1/2017 (b)	140,000	142,450
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	625,000	656,250
R.H. Donnelly, Inc., 10.875%, 12/15/2012	745,000	801,806
Realogy Corp.:
144A, 10.5%, 4/15/2014	75,000	75,281
144A, 12.375%, 4/15/2015 (b)	75,000	73,125
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	245,000	254,187
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	295,000	282,094
U.S.I. Holdings Corp.:
144A, 9.23%**, 11/15/2014	105,000	105,263
144A, 9.75%, 5/15/2015	140,000	141,750
UCI Holding Co., Inc., 144A, 12.355%**, 12/15/2013 (PIK)	220,984	228,166
Universal City Development Partners, 11.75%, 4/1/2010	840,000	892,500
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	765,000	772,650
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015 (b)	165,000	168,713
Series B, 9.75%, 2/15/2017 (b)	60,000	61,350
		24,148,379
Health Care 1.8%
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	205,000	202,181
HCA, Inc.:
6.5%, 2/15/2016 (b)	215,000	189,200
144A, 9.125%, 11/15/2014	325,000	352,625
144A, 9.25%, 11/15/2016	725,000	794,781
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	400,000	440,000
144A, 11.354%**, 6/15/2014 (b)	80,000	87,200
Iasis Healthcare LLC, 8.75%, 6/15/2014	85,000	89,250
Omnicare, Inc., 6.125%, 6/1/2013	85,000	81,388
Psychiatric Solutions, Inc., 144A, 7.75%, 7/15/2015	205,000	209,613
PTS Acquisition Corp., 144A, 9.5%, 4/15/2015 (PIK) (b)	165,000	169,538
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	175,000	183,750
Tenet Healthcare Corp., 9.25%, 2/1/2015	835,000	832,912
The Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	360,000	367,200
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	145,000	148,081
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	210,000	219,975
		4,367,694
Industrials 6.9%
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	290,000	310,300
Allied Security Escrow Corp., 11.375%, 7/15/2011	290,000	294,350
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	683,000	718,857
American Color Graphics, Inc., 10.0%, 6/15/2010 (b)	370,000	318,200
American Railcar Industries, Inc., 7.5%, 3/1/2014	230,000	237,475
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	370,000	388,963
144A, 8.86%**, 2/1/2015	105,000	108,281
Baldor Electric Co., 8.625%, 2/15/2017	205,000	220,375
Belden, Inc., 144A, 7.0%, 3/15/2017	185,000	189,414
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	195,000	190,125
144A, 6.75%, 5/1/2012	100,000	100,875
144A, 8.0%, 11/15/2014	120,000	127,800
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	555,000	536,962
Building Materials Corp. of America, 7.75%, 8/1/2014 (b)	205,000	201,413
Cenveo Corp., 7.875%, 12/1/2013	520,000	516,100
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	595,000	609,458
Congoleum Corp., 8.625%, 8/1/2008*	395,000	357,475
DRS Technologies, Inc.:
6.625%, 2/1/2016	95,000	95,713
7.625%, 2/1/2018 (b)	705,000	730,556
Education Management LLC, 8.75%, 6/1/2014	200,000	212,500
Esco Corp.:
144A, 8.625%, 12/15/2013	530,000	567,100
144A, 9.23%**, 12/15/2013	275,000	286,000
General Cable Corp.:
144A, 7.125%, 4/1/2017	190,000	192,375
144A, 7.725%**, 4/1/2015	290,000	290,725
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	160,000	158,000
Harland Clarke Holdings Corp., 144A, 9.5%, 5/15/2015 (b)	200,000	204,000
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	160,000	173,200
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	720,000	662,400
8.875%, 4/1/2012 (b)	790,000	785,062
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	560,000	568,400
144A, 7.625%, 12/1/2013	460,000	469,775
9.375%, 5/1/2012	435,000	469,800
12.5%, 6/15/2012	337,000	358,905
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	135,000	138,038
9.5%, 10/1/2008	1,165,000	1,217,425
Millennium America, Inc., 9.25%, 6/15/2008	270,000	278,775
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	320,000	348,800
Navios Maritime Holdings, Inc., 144A, 9.5%, 12/15/2014 (b)	275,000	291,844
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	105,000	111,300
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	70,000	78,575
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	110,000	118,250
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	145,000	141,738
Seitel, Inc., 144A, 9.75%, 2/15/2014	410,000	420,250
Ship Finance International Ltd., 8.5%, 12/15/2013	195,000	201,581
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	280,000	278,600
Terex Corp., 7.375%, 1/15/2014	120,000	125,100
The Manitowoc Co., Inc., 7.125%, 11/1/2013 (b)	110,000	113,300
Titan International, Inc., 8.0%, 1/15/2012	620,000	638,600
TransDigm, Inc., 144A, 7.75%, 7/15/2014	125,000	130,000
U.S. Concrete, Inc., 8.375%, 4/1/2014	150,000	154,500
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	410,000	418,200
Vangent, Inc., 144A, 9.625%, 2/15/2015	160,000	163,219
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	120,000	122,250
		17,141,279
Information Technology 2.4%
Alion Science & Technology Corp., 144A, 10.25%, 2/1/2015	165,000	173,250
Compagnie Generale de Geophysique-Veritas:
7.5%, 5/15/2015	75,000	78,469
7.75%, 5/15/2017	210,000	221,550
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	200,000	200,250
L-3 Communications Corp.:
5.875%, 1/15/2015	690,000	672,750
Series B, 6.375%, 10/15/2015	315,000	314,213
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	1,085,000	1,004,981
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	400,000	389,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	390,000	385,612
SunGard Data Systems, Inc., 10.25%, 8/15/2015	740,000	809,375
UGS Corp., 10.0%, 6/1/2012	560,000	610,051
Unisys Corp., 7.875%, 4/1/2008 (b)	990,000	990,000
		5,849,501
Materials 7.1%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	105,000	109,331
ARCO Chemical Co., 9.8%, 2/1/2020	1,685,000	1,870,350
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	410,000	315,700
Cascades, Inc., 7.25%, 2/15/2013	614,000	619,372
Chemtura Corp., 6.875%, 6/1/2016	400,000	394,500
CPG International I, Inc.:
10.5%, 7/1/2013	505,000	535,300
12.117%**, 7/1/2012	120,000	124,050
Equistar Chemical Funding LP, 10.625%, 5/1/2011	231,000	243,705
Exopack Holding Corp., 11.25%, 2/1/2014	685,000	746,650
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	325,000	355,062
GEO Specialty Chemicals, Inc., 144A, 13.35%**, 12/31/2009 (e)	1,004,000	824,535
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	145,000	144,638
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	205,000	207,050
Hexcel Corp., 6.75%, 2/1/2015	855,000	859,275
Huntsman LLC, 11.625%, 10/15/2010	855,000	919,125
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	140,000	185,551
International Coal Group, Inc., 10.25%, 7/15/2014 (b)	280,000	294,350
Jefferson Smurfit Corp., 8.25%, 10/1/2012	100,000	102,250
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	565,000	494,375
Lyondell Chemical Co.:
6.875%, 6/15/2017	1,015,000	1,016,269
10.5%, 6/1/2013	115,000	125,638
MacDermid, Inc., 144A, 9.5%, 4/15/2017	175,000	184,625
Massey Energy Co.:
6.625%, 11/15/2010	540,000	534,600
6.875%, 12/15/2013 (b)	395,000	378,706
Metals USA Holding Corp., 144A, 11.356%**, 1/15/2012 (PIK)	250,000	247,813
Meuller Water Products, Inc., 144A, 7.375%, 6/1/2017	210,000	212,256
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	200,000	173,500
Momentive Performance Materials, Inc.:
144A, 9.75%, 12/1/2014	285,000	297,825
144A, 11.5%, 12/1/2016 (b)	165,000	173,250
Neenah Foundry Co., 9.5%, 1/1/2017	175,000	173,250
NewMarket Corp., 7.125%, 12/15/2016	495,000	495,000
Novelis, Inc., 7.25%, 2/15/2015	525,000	553,875
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	210,000	290,336
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	580,115	8,702
Radnor Holdings Corp., 11.0%, 3/15/2010*	90,000	338
Rhodia SA:
144A, 6.718%**, 10/15/2013 EUR	200,000	276,241
8.875%, 6/1/2011	203,000	212,009
Smurfit-Stone Container Enterprises, Inc.:
144A, 8.0%, 3/15/2017	360,000	362,700
8.375%, 7/1/2012	200,000	204,000
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	615,000	616,537
The Mosaic Co., 144A, 7.375%, 12/1/2014	370,000	385,725
TriMas Corp., 9.875%, 6/15/2012	432,000	451,980
United States Steel Corp., 9.75%, 5/15/2010	335,000	353,425
Witco Corp., 6.875%, 2/1/2026	170,000	143,650
Wolverine Tube, Inc., 10.5%, 4/1/2009	305,000	308,431
		17,525,850
Telecommunication Services 6.8%
American Cellular Corp., Series B, 10.0%, 8/1/2011	42,000	44,153
BCM Ireland Preferred, 144A, 11.061%**, 2/15/2017 (PIK) EUR	179,678	249,019
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	777,000	796,425
Centennial Communications Corp.:
10.0%, 1/1/2013	650,000	705,250
10.125%, 6/15/2013	650,000	702,812
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	830,000	863,200
8.375%, 1/15/2014 (b)	520,000	533,000
Citizens Communications Co., 6.625%, 3/15/2015	280,000	276,850
Dobson Cellular Systems, 9.875%, 11/1/2012	650,000	710,125
Dobson Communications Corp., 8.875%, 10/1/2013	650,000	684,125
Embratel, Series B, 11.0%, 12/15/2008	78,000	83,811
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	100,000	101,000
Hellas Telecommunications Luxembourg V, 144A, 7.468%**, 10/15/2012 EUR	100,000	137,246
Insight Midwest LP, 9.75%, 10/1/2009	96,000	97,200
Intelsat Bermuda Ltd.:
8.872%**, 1/15/2015	35,000	35,788
9.25%, 6/15/2016	125,000	138,437
11.25%, 6/15/2016	385,000	439,862
Intelsat Corp., 9.0%, 6/15/2016	120,000	131,400
Intelsat Ltd., 5.25%, 11/1/2008	1,300,000	1,278,875
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	420,000	436,275
iPCS, Inc., 144A, 7.48%**, 5/1/2013	105,000	105,263
MasTec, Inc., 144A, 7.625%, 2/1/2017	250,000	255,000
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	475,000	503,294
Millicom International Cellular SA, 10.0%, 12/1/2013	1,300,000	1,423,500
Mobifon Holdings BV, 12.5%, 7/31/2010	740,000	795,500
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	980,000	1,000,967
Nortel Networks Ltd.:
144A, 9.606%**, 7/15/2011	330,000	355,575
144A, 10.125%, 7/15/2013	295,000	328,925
144A, 10.75%, 7/15/2016	235,000	266,725
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014 (b)	135,000	132,131
Qwest Corp., 7.25%, 9/15/2025	615,000	628,837
Rural Cellular Corp., 9.875%, 2/1/2010	305,000	320,631
Stratos Global Corp., 9.875%, 2/15/2013	140,000	151,025
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	750,000	783,750
US Unwired, Inc., Series B, 10.0%, 6/15/2012	385,000	417,039
Virgin Media Finance PLC, 8.75%, 4/15/2014	605,000	639,787
West Corp., 9.5%, 10/15/2014	245,000	257,862
Windstream Corp., 8.625%, 8/1/2016	25,000	27,313
		16,837,977
Utilities 4.7%
AES Corp., 144A, 8.75%, 5/15/2013	2,020,000	2,143,725
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,345,000	1,462,687
CMS Energy Corp., 8.5%, 4/15/2011	1,165,000	1,265,922
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,815,000	1,864,205
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	138,450
Mirant North America LLC, 7.375%, 12/31/2013	135,000	142,763
NRG Energy, Inc.:
7.25%, 2/1/2014	670,000	688,425
7.375%, 2/1/2016	1,415,000	1,468,062
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,260,000	1,364,872
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	435,000	451,856
Sierra Pacific Resources:
6.75%, 8/15/2017	485,000	490,561
8.625%, 3/15/2014 (b)	88,000	94,544
		11,576,072
Total Corporate Bonds (Cost $157,835,171)		161,316,392

Government and Agency Obligations 54.8%
Sovereign Bonds 54.3%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	3,750,000	4,691,250
Dominican Republic:
144A, 8.625%, 4/20/2027	460,000	542,800
Series REG S, 9.5%, 9/27/2011	1,289,421	1,376,457
Federative Republic of Brazil:
6.0%, 1/17/2017	6,355,000	6,396,307
7.125%, 1/20/2037 (b)	2,095,000	2,362,113
7.875%, 3/7/2015	1,980,000	2,235,420
8.75%, 2/4/2025	1,685,000	2,175,335
8.875%, 10/14/2019 (b)	2,415,000	3,022,372
11.0%, 1/11/2012	3,515,000	4,274,240
11.0%, 8/17/2040 (b)	4,565,000	6,117,100
12.5%, 1/5/2016 BRL	2,070,000	1,283,169
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	8,855,000	2,645,200
Government of Ukraine:
Series REG S, 4.95%, 10/13/2015 EUR	860,000	1,100,471
Series REG S, 7.65%, 6/11/2013	1,685,000	1,826,203
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	2,555,000	1,154,860
5.475%**, 8/3/2012 (PIK)	4,777,500	4,586,081
5.83%, 12/31/2033 (PIK) ARS	716	315
7.82%, 12/31/2033 (PIK) EUR	5,332,081	7,020,324
Republic of Colombia:
8.25%, 12/22/2014 (b)	690,000	791,775
10.0%, 1/23/2012	2,375,000	2,795,375
10.75%, 1/15/2013	780,000	966,810
Republic of El Salvador, 144A, 7.65%, 6/15/2035	3,780,000	4,403,700
Republic of Indonesia, 144A, 6.875%, 3/9/2017	2,615,000	2,778,437
Republic of Panama:
7.125%, 1/29/2026	2,005,000	2,205,500
9.375%, 1/16/2023	2,610,000	3,419,100
Republic of Peru, 7.35%, 7/21/2025 (b)	7,395,000	8,522,737
Republic of Philippines:
7.75%, 1/14/2031 (b)	610,000	692,716
8.0%, 1/15/2016 (b)	3,860,000	4,352,150
8.375%, 2/15/2011	780,000	842,400
9.375%, 1/18/2017	1,535,000	1,891,888
Republic of Serbia, 144A, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	660,000	627,000
Republic of Turkey:
6.875%, 3/17/2036 (b)	2,050,000	1,984,605
7.0%, 9/26/2016 (b)	6,355,000	6,513,875
7.25%, 3/15/2015	665,000	695,756
7.375%, 2/5/2025	2,065,000	2,142,438
8.0%, 2/14/2034	280,000	309,224
11.75%, 6/15/2010	4,495,000	5,270,387
Republic of Uruguay:
7.625%, 3/21/2036	615,000	696,488
8.0%, 11/18/2022	1,395,000	1,625,175
9.25%, 5/17/2017	1,825,000	2,253,875
Republic of Venezuela:
6.0%, 12/9/2020	2,895,000	2,554,837
7.65%, 4/21/2025	1,430,000	1,426,425
10.75%, 9/19/2013	6,035,000	7,024,740
Russian Federation, Series REG S, 7.5%, 3/31/2030	7,258,525	8,140,436
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	2,580,000	2,346,433
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	2,250,000	2,387,812
United Mexican States:
5.625%, 1/15/2017	1,353,000	1,355,030
Series A, 6.75%, 9/27/2034	662,000	736,806
		134,563,947
US Treasury Obligations 0.5%
US Treasury Note, 12.0%, 8/15/2013	1,000,000	1,081,797
Total Government and Agency Obligations (Cost $130,061,372)		135,645,744
	Shares	Value ($)

Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.*	7,125	5,451
GEO Specialty Chemicals, Inc., 144A*	649	496
Total Common Stocks (Cost $87,834)		5,947

Warrants 0.0%
Industrials
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	350	0
Materials
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	25	0
Total Warrants (Cost $0)		0

Convertible Preferred Stock 0.0%
Consumer Discretionary

ION Media Networks, Inc., 144A, 9.75% (PIK)	15	78,750
ION Media Networks, Inc., Series AI, 144A, 9.75% (PIK)	3	15,750
Total Convertible Preferred Stock (Cost $125,925)		94,500
	Principal Amount ($)(a)	Value ($)

Loan Participations 0.8%
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	1,215,000	1,206,860
Sabre, Inc., LIBOR plus 2.25%, 7.73%**, 9/30/2014 (f)	205,000	205,406
Tribune Co., 7.86%, 5/24/2014 (f)	410,000	410,964
Total Loan Participations (Cost $1,800,950)		1,823,230
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	400,000	352,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	615,000	421,275
Total Other Investments (Cost $970,382)		773,275
	Shares	Value ($)

Securities Lending Collateral 17.0%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $42,140,918)	42,140,918	42,140,918

Cash Equivalents 0.5%
Cash Management QP Trust, 5.32% (c) (Cost $1,321,841)	1,321,841	1,321,841
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $334,344,393)+	138.6	343,121,847
Other Assets and Liabilities, Net	(15.2)	(37,613,529)
Notes Payable	(23.4)	(58,000,000)
Net Assets	100.0	247,508,318
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	395,000	USD	393,349	357,475
Grupo Iusacell SA de CV	10.0%	7/15/2004	100,000	USD	67,894	101,000
Oxford Automotive, Inc.	12.0%	10/15/2010	580,115	USD	59,714	8,702
Radnor Holdings Corp.	11.0%	3/15/2010	90,000	USD	82,331	338
					603,288	467,515
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2007.
+ The cost for federal income tax purposes was $336,519,785. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $6,602,062. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,946,973 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,344,911.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2007 amounted to $41,452,187 which is 16.7% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Security has a deferred interest payment of $31,239 from April 1, 2006.
(f) When-issued/delayed delivery security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

As of May 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	6,685,000	USD	9,067,781	6/8/2007	70,114
Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro MYR Malaysian Ringgit USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $290,881,634) — including $41,452,187 of securities loaned	$ 299,659,088
Investment in Daily Assets Fund Institutional (cost $42,140,918)*	42,140,918
Investment in Cash Management QP Trust (cost $1,321,841)	1,321,841
Total investments in securities, at value (cost $334,344,393)	343,121,847
Cash	2,317,212
Foreign currency, at value (cost $78,306)	77,924
Receivable for investments sold	3,306,078
Interest receivable	6,365,866
Unrealized appreciation on open forward foreign currency exchange contracts	70,114
Foreign taxes recoverable	3,243
Other assets	37,828
Total assets	355,300,112
Liabilities
Payable for investments purchased	4,884,557
Payable for when-issued/delayed delivery securities	1,495,425
Notes payable	58,000,000
Interest on notes payable	658,463
Payable upon return of securities loaned	42,140,918
Accrued management fee	162,736
Distributions payable	69,753
Accrued expenses and other liabilities	379,942
Total liabilities	107,791,794
Net assets, at value	$ 247,508,318
Net Assets
Net assets consist of: Undistributed net investment income	3,659,423
Net unrealized appreciation (depreciation) on: Investments	8,777,454
Foreign currency related transactions	74,992
Accumulated net realized gain (loss)	(18,042,956)
Paid-in capital	253,039,405
Net assets, at value	$ 247,508,318
Net Asset Value
Net Asset Value per share ($247,508,318 ÷ 24,242,915 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.21
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $13,049)	$ 9,829,298
Interest — Cash Management QP Trust	18,950
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,238
Dividends	298
Total Income	9,874,784
Expenses: Management fee	904,088
Services to shareholders	20,496
Custodian fees	18,049
Auditing	26,390
Legal	11,898
Trustees' fees and expenses	9,430
Reports to shareholders	30,400
Interest expense	1,519,404
Stock exchange listing fee	33,038
Other	30,663
Total expenses before expense reductions	2,603,856
Expense reductions	(7,700)
Total expenses after expense reductions	2,596,156
Net investment income	7,278,628
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	768,189
Foreign currency related transactions	(430,714)
337,475
Net unrealized appreciation (depreciation) during the period on: Investments	2,399,670
Foreign currency related transactions	357,559
2,757,229
Net gain (loss) on investment transactions	3,094,704
Net increase (decrease) in net assets resulting from operations	$ 10,373,332

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received**	$ 9,117,548
Payment of operating expenses	(840,936)
Payment of interest expense	(1,794,368)
Proceeds from sales and maturities of investments	52,545,165
Purchases of investments	(109,524,535)
Net purchases, sales and maturities of short-term investments	17,864,277
Cash provided (used) by operating activities	$ (32,632,849)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 5,250,000
Proceeds from rights offering	37,360,200
Reimbursement by Advisor	175,116
Distributions paid (net of reinvestment of distributions)	(7,843,660)
Cash provided (used) by financing activities	34,941,656
Increase (decrease) in cash	2,308,807
Cash at beginning of period*	86,329
Cash at end of period*	$ 2,395,136
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 10,373,332
Net (increase) decrease in cost of investments	(41,102,480)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(2,399,670)
(Increase) decrease in interest receivable	(1,168,850)
(Increase) decrease in other assets	(3,902)
(Increase) decrease in receivable for investments sold	(2,397,770)
Increase (decrease) in payable for investments purchased	4,476,777
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	(365,960)
Increase (decrease) in other accrued expenses and payables	230,580
Increase (decrease) in interest on notes payable	(274,906)
Cash provided (used) by operating activities	$ (32,632,849)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 349,217
* Includes foreign currency
** Non-cash activity from market discount accretion and premium amortization in the net amount of $414,857 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income	$ 7,278,628	$ 14,695,705
Net realized gain (loss) on investment transactions	337,475	1,492,015
Net unrealized appreciation (depreciation) during the period on investment transactions	2,757,229	6,784,362
Net increase (decrease) in net assets resulting from operations	10,373,332	22,972,082
Distributions to shareholders from: Net investment income	(8,262,630)	(16,007,441)
Fund share and paid-in capital transactions: Net proceeds of shares issued in connection with the Fund's rights offering, net of offering costs of $250,000	37,360,200	—
Reinvestment of distributions	349,217	686,954
Reimbursement by Advisor	175,116	—
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	37,884,533	686,954
Increase (decrease) in net assets	39,995,235	7,651,595
Net assets at beginning of period	207,513,083	199,861,488
Net assets at end of period (including undistributed net investment income of $3,659,423 and $4,643,425, respectively)	$ 247,508,318	$ 207,513,083
Other Information
Shares outstanding at beginning of period	20,561,383	20,492,638
Shares issued from rights offering	3,647,934	—
Shares issued to shareholders in reinvestment of distributions	33,598	68,745
Shares outstanding at end of period	24,242,915	20,561,383

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 9.75	$ 9.53	$ 8.77	$ 7.52	$ 8.04
Income (loss) from investment operations: Net investment income[b]	.35	.72	.78	.78	.73	.81
Net realized and unrealized gain (loss) on investment transactions	.16	.40	.22	.73	1.28	(.49)
Total from investment operations	.51	1.12	1.00	1.51	2.01	.32
Less distributions from: Net investment income	(.39)	(.78)	(.78)	(.75)	(.76)	(.80)
Tax return of capital	—	—	—	—	—	(.04)
Total distributions	(.39)	(.78)	(.78)	(.75)	(.76)	(.84)
Rights offering costs[g]	(.01)	—	—	—	—	—
Advisor reimbursement	.01	—	—	—	—	—
Net asset value, end of period	$ 10.21	$ 10.09	$ 9.75	$ 9.53	$ 8.77	$ 7.52
Market value, end of period	$ 10.14	$ 10.73	$ 10.15	$ 9.08	$ 8.57	$ 7.33
Total Return
Based on net asset value (%)[c]	5.06e,f,g**	11.87[e]	10.85	18.48	28.12	4.17
Based on market value (%)[c]	(1.89)**	14.28	21.12	15.52	28.44	(4.18)
Years Ended November 30, (continued)	2007[a]	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	208	200	195	179	153
Ratio of expenses before custodian fee reductions (including interest expense) (%)	2.45*	2.55	2.14	1.60	1.52	1.66
Ratio of expenses after custodian fee reductions (including interest expense) (%)	2.44*	2.54	2.14	1.60	1.52	1.66
Ratio of expenses after custodian fee reductions (excluding interest expense) (%)	1.01*	1.03	1.11	1.05	1.03	1.09
Ratio of net investment income (%)	6.84*	7.28	8.12	8.59	8.93	10.45
Portfolio turnover rate (%)	43*	79	143	187	224	117
Total debt outstanding end of period ($ thousands)	58,000	52,750	60,000	60,000	50,500	38,000
Asset coverage per $1,000 of debt[d]	5,267	4,934	4,331	4,244	4,548	5,029
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[e] Total return would have been lower had certain fees not been reduced.
[f] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note J). Excluding this non-recurring reimbursement, total return would have been 0.07% lower.
[g] During the semi-annual period ending May 31, 2007, the Fund issued 3,647,934 shares in connection with a rights offering of the Fund's shares. Without the effect of the rights offering costs, total return based on net asset value would have been 0.10% higher.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrowers rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $15,940,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010, the expiration date, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $113,994,522 and $55,373,649, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annualized rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $9,562, of which $742 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $520, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the six months ended May 31, 2007, the Advisor agreed to reimburse the Fund $1,820, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the Fund's custodian fees were reduced by $1,058 and $4,822, respectively, for custody and transfer agent credits earned.

G. Borrowings

The notes payable represents a secured loan of $58,000,000 from Barton Capital LLC at May 31, 2007. The note bears interest at the commercial paper rate plus dealer fees (5.50% at May 31, 2007), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a revolving credit facility obtained by the Fund in an amount not to exceed $75,000,000 at any one time and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2007 was $52,832,418 with a weighted average interest rate of 5.47%.

H. Rights Offering

On May 14, 2007, the Fund issued 3,647,934 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 9, 2007 were issued one non-transferable right for each share owned on that date. The rights entitled the shareholders to purchase one new common share for every three rights held. These shares were issued at a subscription price of $10.31. Net proceeds to the Fund were $37,360,200 after deducting the rights offering costs of $250,000. The net asset value per share of the Fund's common shares was reduced by approximately $0.01 per share as a result of the share issuance.

I. Regulatory Matters and Litigation

Regulatory Settlements. The following discusses a number of settlements with various regulatory agencies involving the Fund's investment advisor and certain of its affiliates, as well as certain parallel private litigation matters. These settlements and litigation matters concern actions relating to improper trading, market timing and sales of shares of DWS Scudder open-end funds and do not involve the Fund.

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that, although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank and have already been paid into an escrow account. In addition, among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003. Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI paid disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. In addition, as part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

J. Payments Made by Affiliates

During the six months ended May 31, 2007, the Advisor fully reimbursed the Fund $175,116, for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Other Information

On March 7, 2007, the Board of Trustees appointed Paul Antosca as Assistant Treasurer of the fund.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Multi-Market Income Trust (the "Fund") was held on May 24, 2007. The following matter was voted on by the shareholders of said Fund (the resulting votes are presented below):

I. To elect nine individuals to constitute the Board of Trustees of the Fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	18,529,690	309,366
Donald L. Dunaway	18,517,633	321,423
James R. Edgar	18,511,454	327,602
Paul K. Freeman	18,537,860	301,196
Robert B. Hoffman	18,514,483	324,573
William McClayton	18,537,210	301,486
Shirley D. Peterson	18,500,700	338,356
Axel Schwarzer	18,504,271	334,785
Robert H. Wadsworth	18,536,345	302,711

Additional Information

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent and Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007